UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 25, 2010

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--

Item 8.01.                      Other Events.

On August 25, 2010, the Company issued a press release announcing that it has filed its definitive proxy statement/prospectus with the Securities and Exchange Commission regarding its previously announced transaction with The Coca-Cola Company and has set the date for a special shareowner meeting to approve the transaction.  The press release is attached as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99	Press Release dated August 25, 2010

--

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2010	COCA-COLA ENTERPRISES INC. (Registrant) By: /S/ SUZANNE N. FORLIDAS Name: Suzanne N. Forlidas Title: Vice President and Deputy General Counsel

--